As filed with the Securities and Exchange Commission on April 15, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 12, 2011
MONSANTO COMPANY
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of	001-16167 (Commission File Number)	43-1878297 (IRS Employer
Incorporation)		Identification No.)
800 North Lindbergh Boulevard
St. Louis, Missouri 63167
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (314) 694-1000
Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
See Exhibit Index for additional exhibits furnished by Company to its registration statement No. 333-154917 on Form S-3ASR.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONSANTO COMPANY
Date: April 15, 2011	/s/ Jennifer L. Woods
	Name:	Jennifer L. Woods
	Title:	Assistant Secretary

EXHIBIT INDEX

1.1	Underwriting Agreement, dated April 12, 2011, by and among the Company and the representatives of the several underwriters named therein.

1.2	Pricing Agreement, dated April 12, 2011, by and among the Company and the representatives of the several underwriters named therein.

4.1	Form of 2-3/4% Senior Note due 2016.

5.1	Legal Opinion of Bryan Cave LLP, counsel to the registrant.

8.1	Tax Opinion of Bryan Cave LLP, counsel to the registrant, regarding the notes.

23.1	Consent of Bryan Cave LLP (included in Exhibits 5.1 and 8.1 above).

4